UNITED STATES


SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549


Form 8-K



CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)         April 16, 1997





                   POTOMAC ELECTRIC POWER COMPANY
     (Exact name of registrant as specified in its charter)





District of Columbia and Virginia      1-1072            53-0127880
 (State or other jurisdiction of    (Commission     (I.R.S. Employer
  incorporation)                     File Number)   Identification No.)





1900 Pennsylvania Avenue, N. W., Washington, D. C.             20068
     (Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code       (202) 872-3526


    (Former Name or Former Address, if Changed Since Last Report)

                                                                   PEPCO
                                                                   Form 8-K

Item 5.   Other Events.



  The press releases attached as Exhibits 99.1 and 99.2 are hereby incorporated by reference.

                                                            PEPCO
                                                            Form 8-K


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         Exhibit No.       Description of Exhibit           Reference


          99.1             News Release of Potomac
                           Electric Power Company and
                           Baltimore Gas and Electric
                           Company dated April 16,
                           1997.............................Filed herewith.

          99.2             News Release of Potomac
                           Electric Power Company and
                           Baltimore Gas and Electric
                           Company dated April 17,
                           1997.............................Filed herewith.


                                   Signatures
  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Potomac Electric Power Company
                                                 (Registrant)


                                         /S/ D. R. WRAASE

                                      By ___________________________
                                              Dennis R. Wraase
                                          Senior Vice President and
                                           Chief Financial Officer


April 17, 1997
    DATE